                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Rule 13e-3 Transaction Statement
                               (Amendment No. 1)

       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                            Atrix International, Inc.
--------------------------------------------------------------------------------
                              (Name of the Issuer)


                             Atrix Acquisition Corp.
                            Atrix International, Inc.
                                Steven D. Riedel
                               Clifford B. Meacham
--------------------------------------------------------------------------------
                      (Name of Person(s) Filing Statement)


      Common Stock, $.04 par value per share, of Atrix International, Inc.
--------------------------------------------------------------------------------
                         (Title of Class of Securities)


                                    0496P102
--------------------------------------------------------------------------------
                     (CUSIP Number of Class of Securities)


                                Steven D. Riedel
                           Atrix International, Inc.
                            14301 Ewing Avenue South
                              Burnsville, MN 55306
                                 (612) 894-6154
--------------------------------------------------------------------------------
      (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                with copies to:
                            Robert E. Tunheim, Esq.
                            Lindquist & Vennum PLLP
                                4200 IDS Center
                             80 South Eighth Street
                             Minneapolis, MN 55402
                                 (612) 371-3915
                              Fax: (612) 371-3207

This statement is filed in connection with (check the appropriate box):

     a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

     b. [ ] The filing of a registration statement under the Securities Act of 1933.

     c. [ ] A tender offer.

     d. [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

CALCULATION OF FILING FEE

  Transaction Valuation*                                  Amount of Filing Fee

       $2,826,898                                               $565.38


* For purposes of calculating fee only. This amount assumes the purchase of 1,413,449 shares of the Common Stock, par value $.04 per share (the "Common Shares") of Atrix International, Inc. at $2.00 per share net. Such number of Common Shares represents all common shares (and options to purchase Common Shares) reported to be outstanding at or about December 23, 1998 other than those common shares already owned directly or indirectly, by Atrix Acquisition Corp. The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, equals one-50th of one percent of the value of the Common Shares to be purchased.


[X] Check box if any part of the fee is off set as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid:       $565.39
Form or Registration No.:     5-41312
Filing Party: Atrix Acquisition Corp.
Date filed:         December 23, 1998


                                 SCHEDULE 13E-3


     This Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Transaction Statement") filed pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended, relates to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 18, 1998, by and among Atrix International, Inc. ("Atrix"), Atrix Acquisition Corp., a Minnesota corporation ("Newco") and Steven D. Riedel ("Riedel"), pursuant to which Atrix will merge with and into Newco (the "Merger") upon the terms and conditions of the Merger Agreement and subject to shareholder approval. Pursuant to the Merger, each outstanding share of common stock, $0.04 par value per share, of Atrix ("Atrix Common Stock"), other than those shares of Atrix Common Stock held by shareholders of Atrix who perfect their dissenters' appraisal rights under Minnesota law, will be converted into the right to receive $2.00 in cash, without interest. Atrix will no longer exist as a separate entity after the Merger.

     The terms and conditions of the Merger Agreement are set forth in the preliminary proxy statement, as amended (the "Proxy") filed herewith as Exhibit 17(d). A copy of the Merger Agreement is filed as Annex A to the Proxy. The following responses and cross-references are supplied pursuant to General Instruction F to Schedule 13E-3 and show the locations in the Proxy (including all annexes and appendices thereto) of the information required to be included in response to the items of this Transaction Statement. The information in the Proxy, including all attachments, exhibits and appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Transaction Statement are qualified in their entirety by the provisions of the Proxy.

CROSS-REFERENCE SHEET REQUIRED PURSUANT TO
GENERAL INSTRUCTION F OF SCHEDULE 13E-3

Item in Schedule 13E-3   Caption in Proxy
----------------------   ----------------

Item 1(a)                --

Item 1(b) SUMMARY - The Annual Meeting - Record Date; Quorum, and SUMMARY - Common Stock Information.

Item 1(c)                SUMMARY - Common Stock Information.

Item 1(d)                SUMMARY - Common Stock Information.

Item 1(e)            Not applicable.

Item 1(f)           SPECIAL FACTORS--Transactions by Certain Persons in
                    Common Shares.

Item 2(a)-(d) INTRODUCTION - Purposes of Annual Meeting, SUMMARY - The Companies - Atrix Acquisition Corp, PROPOSAL
                    No. 3 - Election of Directors - Other Information About Nominees, and PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT.

Item 2(e)-(f)       --

Item 2(g)           --

Item 3(a)-(b) INTRODUCTION - Purposes of Annual Meeting, SUMMARY - Special Factors, SUMMARY - The Merger, SPECIAL FACTORS
                    - Background and Reasons for the Merger, SPECIAL FACTORS - Recommendation of Special Committee, SPECIAL FACTORS - Recommendation of Board of Directors, SPECIAL FACTORS - Interests of Certain Persons in the Merger, SPECIAL FACTORS - Shareholder Agreement, and Proposal No. 3 - Election of Directors.

Item 4(a)           INTRODUCTION, SUMMARY, SPECIAL FACTORS,  and
                    PROPOSAL No. 2 - Proposal to Approve Merger Agreement.

Item 4(b)           PROPOSAL NO. 1 - Proposal to Authorize Voting of Shares.

Item 5(a)-(e) SUMMARY - Special Factors - Plans of Newco, SPECIAL FACTORS - Plans of Newco, SPECIAL FACTORS -Management of Newco Following the Merger, SPECIAL FACTORS - Certain Effects of the Merger, and SUMMARY - The Merger.

Item 5(f)-(g) SPECIAL FACTORS - Certain Effects of the Merger, and AVAILABLE INFORMATION.

Item 6(a) SUMMARY - Special Factors - Source of Funds, and SPECIAL FACTORS - Source of Funds.

Item 6(b)-(c) SUMMARY - Special Factors - Source of Funds, SPECIAL FACTORS - Source of Funds, and SPECIAL FACTORS - Fees and Expenses.

Item 6(d)           Not applicable.

Item 7(a)-(c) SPECIAL FACTORS - Background and Reasons for the Merger, SPECIAL FACTORS Recommendation of Special Committee, SPECIAL FACTORS - Recommendation of Board of Directors, and SPECIAL FACTORS - Structure and Purpose of the Merger.

Item 7(d) SUMMARY - Special Factors - Certain Effects of the Merger, SUMMARY - The Annual Meeting - Dissenters' Appraisal Rights, SUMMARY - Special Factors - Material Federal Income Tax Consequences, SUMMARY - The Merger, SPECIAL
                    FACTORS - Certain Effects of the Merger, SPECIAL FACTORS - Material Federal Income Tax Consequences of the Merger, DISSENTERS' APPRAISAL RIGHTS, Proposal No 2. - General, Proposal No. 2 - Conversion of Common Shares.

Item 8(a) SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors.

Item 8(b) SUMMARY Special Factors - Recommendation of Special Committee and Board of Directors, SUMMARY - Special Factors
                    - Fairness of the Merger, SUMMARY - Special Factors -
Opinion
                    of Financial Advisor, SUMMARY - Special Factors - Reports, SPECIAL FACTORS - Recommendation of Special Committee, SPECIAL FACTORS - Recommendation of Board of Directors, SPECIAL FACTORS - Fairness of the Merger, SPECIAL
                    FACTORS - Opinion of Financial Advisor, and SPECIAL
                    FACTORS - Reports.

Item 8(c)-(e) SUMMARY - The Annual Meeting - Required Vote, SPECIAL FACTORS - Recommendation of Board of Directors, and SPECIAL FACTORS - Fairness of the Merger.

Item 8(f)           SPECIAL FACTORS - Background of and Reasons for the
                    Merger.

Item 9(a) SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors, SUMMARY - Special Factors - Fairness of the Merger, SUMMARY - Special Factors -

                    Opinion of Financial Advisor, and SUMMARY - Special Factors - Reports.

Item 9(b) SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors, SUMMARY - Special
                    Factors - Fairness of the Merger, SUMMARY - Special
                    Factors - Opinion of Financial Advisor, SUMMARY - Special Factors - Reports, SPECIAL FACTORS - Recommendation of Special Committee, SPECIAL FACTORS - Recommendation of Board of Directors, SPECIAL FACTORS - Fairness of the Merger, SPECIAL FACTORS - Opinion of Financial Advisor, and SPECIAL FACTORS - Reports.

Item 9(c)           Annex B of the Proxy.

Item 10(a)          SUMMARY - The Annual Meeting - Required Vote, SUMMARY
                    - Special Factors - Interests of Certain Persons in the Merger, SPECIAL FACTORS - Interests of Certain Persons in the Merger, and PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT.

Item 10(b)          SPECIAL FACTORS - Shareholder Agreement.

Item 11 SPECIAL FACTORS - Interests of Certain Persons in the Merger, SPECIAL FACTORS - Shareholder Agreement, and SPECIAL FACTORS - Source of Funds.

Item 12(a) SPECIAL FACTORS - The Annual Meeting - Required Vote, SUMMARY - Special Factors - Interests of Certain Persons in the Merger, SPECIAL FACTORS - Interests of Certain Persons in the Merger, and SPECIAL FACTORS - Shareholder Agreement.

Item 12(b) SPECIAL FACTORS - Recommendation of Special Committee, and SPECIAL FACTORS - Recommendation of Board of Directors.

Item 13(a) SUMMARY - the Annual Meeting - Dissenters' Appraisal Rights, DISSENTERS' APPRAISAL RIGHTS, and ANNEX C.

Item 13(b)          --

Item 13(c)          --

Item 14(a)          CERTAIN FINANCIAL INFORMATION,  and DOCUMENTS
                    INCORPORATED BY REFERENCE.

Item 14(b)          --

Item 15(a)-(b) SPECIAL FACTORS - Source of Funds, and SPECIAL FACTORS - Fees and Expenses.

Item 16 Additional information set forth in the Proxy is incorporated herein by reference.

Item 17(a)          To be filed by amendment.

Item 17(b) Opinion of Miller, Johnson & Kuehn included as Annex B to the Proxy.

Item 17(b)(1)       Report of John G. Kinnard & Co., Inc. (filed herewith).

Item 17(c)(1)       Shareholder Agreement, incorporated by reference to
                    Schedule 13D of Steven D. Riedel filed with the Commission on December 4, 1998.

Item 17(c)(2) Agreement and Plan of Merger, dated December 18, 1998, included as Annex A to the Proxy.

Item 17(d)          Preliminary Proxy, as revised (filed herewith).

Item 17(e) Minnesota Dissenters' Rights Statute, included as Annex C to the Proxy.

Item 17(f)          --


ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a) The issuer and class of securities subject of the Rule 13e-3 transaction reported on this Schedule 13E-3 is the Common Stock, par value $.04 per share, of Atrix International, Inc. ("Atrix"). The address of the principal executive offices of Atrix is 14301 Ewing Avenue South, Burnsville, MN 55306.

     (b)  Incorporated by reference to the following sections of the Proxy:
          "SUMMARY - The Annual Meeting - Record Date; Quorum," and "SUMMARY - Common Stock Information."

        (c)     Incorporated by reference to the following section of the Proxy:
                "SUMMARY - Common Stock Information."

        (d)     Incorporated by reference to the following section of the Proxy:
                "SUMMARY - Common Stock Information."

        (e)     Not applicable.

        (f)     Incorporated by reference to the following section of the Proxy:
                "SPECIAL FACTORS--Transactions by Certain Persons in Common Shares."

ITEM 2. IDENTITY AND BACKGROUND.


     This Transaction Statement is being jointly filed by Atrix (the issuer of the common stock subject to the proposed Merger), Newco (which was formed for the purpose of effecting the Merger), Steven D. Riedel and Clifford B. Meacham. Atrix and Newco are both Minnesota corporations.

        (a)-(d) Incorporated by reference to the following sections of the
                Proxy: "INTRODUCTION - Purposes of Annual Meeting," "SUMMARY - The Companies - Atrix Acquisition Corp," and "PROPOSAL No. 3 - Election of Directors - Other Information About Nominees."

        (e)-(f) None of Atrix, Newco or Messrs. Riedel or Meacham have, during the last 5 years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of which such person was or is subject to a judgment, decree, or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

        (g) All of the individuals identified above are citizens of the United States. Atrix and Newco are corporations incorporated under the laws of the State of Minnesota.

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.


        (a)-(b) Incorporated by reference to the following sections of the
                Proxy: "INTRODUCTION - Purposes of Annual Meeting," "SUMMARY - Special Factors," "SUMMARY - The Merger," "SPECIAL FACTORS - Background and Reasons for the Merger," "SPECIAL FACTORS - Recommendation of Special Committee," "SPECIAL FACTORS - Recommendation of Board of Directors," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Shareholder Agreement," and "Proposal No. 3 - Election of

                Directors."

ITEM 4. TERMS OF THE TRANSACTION.

        (a)     Incorporated by reference to the following sections of the
                Proxy: "INTRODUCTION," "SUMMARY," "SPECIAL FACTORS," and "PROPOSAL No. 2 - Proposal to Approve Merger Agreement."


        (b)     Incorporated by reference to the following section of the Proxy:
                "PROPOSAL NO. 1 - Proposal to Authorize Voting of Shares."

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.


        (a)-(e) Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - Special Factors - Plans of Newco," "SPECIAL FACTORS - Plans of Newco," "SPECIAL FACTORS - Management of Newco Following the Merger," "SPECIAL FACTORS - Certain Effects of the Merger," and "SUMMARY - The Merger."

        (f)-(g) Incorporated by reference to the following sections of the
                Proxy: "SPECIAL FACTORS - Certain Effects of the Merger" and "AVAILABLE INFORMATION."

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

        (a)     Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - Special Factors - Source of Funds," and "SPECIAL FACTORS - Source of Funds."

        (b)-(c) Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - Special Factors - Source of Funds," "SPECIAL FACTORS - Source of Funds," and "SPECIAL FACTORS - Fees and Expenses."

        (d)     Not applicable.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.


        (a)-(c) Incorporated by reference to the following sections of the
                Proxy: "SPECIAL FACTORS - Background and Reasons for the Merger," "SPECIAL FACTORS - Recommendation of Special Committee," "SPECIAL FACTORS - Recommendation of Board of Directors," and "SPECIAL FACTORS - Structure and Purpose of the Merger."

        (d)     Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - Special Factors - Certain Effects of the Merger," "SUMMARY - The Annual Meeting - Dissenters' Appraisal Rights," "SUMMARY - Special Factors - Material Federal Income Tax Consequences," "SUMMARY - The Merger," "SPECIAL FACTORS - Certain Effects of the Merger," "SPECIAL FACTORS - Material Federal Income Tax Consequences of the Merger," "DISSENTERS' APPRAISAL RIGHTS," "Proposal No 2. - General," and "Proposal No. 2 - Conversion of Common Shares."

ITEM 8. FAIRNESS OF THE TRANSACTION.

        (a)     Incorporated by reference to the following section of the Proxy:
                "SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors."


        (b)     Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors," "SUMMARY - Special Factors - Fairness of the Merger," "SUMMARY - Special Factors - Opinion of Financial Advisor," "SUMMARY - Special Factors - Reports," "SPECIAL FACTORS - Recommendation of Special Committee," "SPECIAL FACTORS - Recommendation of Board of Directors," "SPECIAL FACTORS - Fairness of the Merger," "SPECIAL FACTORS - Opinion of Financial Advisor," and "SPECIAL FACTORS - Reports."



        (c)-(e) Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - The Annual Meeting - Required Vote," "SPECIAL FACTORS - Recommendation of Board of Directors," and "SPECIAL FACTORS - Fairness of the Merger."

        (f)     Incorporated by reference to the following section of the Proxy:
                "SPECIAL FACTORS - Background of and Reasons for the Merger."

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.


        (a)     Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors," "SUMMARY - Special Factors - Fairness of the Merger," "SUMMARY - Special Factors - Opinion of Financial Advisor," and "SUMMARY - Special Factors - Reports."



        (b)     Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - Special Factors - Recommendation of Special Committee and Board of Directors," "SUMMARY - Special Factors - Fairness of the Merger,"

                "SUMMARY - Special Factors - Opinion of Financial Advisor," "SUMMARY - Special Factors - Reports," "SPECIAL FACTORS - Recommendation of Special Committee," "SPECIAL FACTORS - Recommendation of Board of Directors," "SPECIAL FACTORS - Fairness of the Merger," "SPECIAL FACTORS - Opinion of Financial Advisor," and "SPECIAL FACTORS - Reports."


        (c) Incorporated by reference to Annex B of the Proxy. See also Exhibits 17(b)(2) and 17(b)(3) to this Transaction Statement.


ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.


        (a)     Incorporated by reference to the following sections of the
                Proxy: "SUMMARY - The Annual Meeting - Required Vote," "SUMMARY
                - Special Factors - Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," and "PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT."

        (b)     Incorporated by reference to the following section of the Proxy:
                "SPECIAL FACTORS - Shareholder Agreement."

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO ISSUER'S SECURITIES.

     Incorporated by reference to the following sections of the Proxy: "SPECIAL FACTORS - Interests of Certain Persons in the Merger," "SPECIAL FACTORS -Shareholder Agreement," and "SPECIAL FACTORS - Source of Funds."

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

        (a)     Incorporated by reference to the following sections of the
                Proxy: "SPECIAL FACTORS - The Annual Meeting - Required Vote," "SUMMARY - Special Factors - Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," and "SPECIAL FACTORS - Shareholder Agreement."


        (b)     Incorporated by reference to the following sections of the
                Proxy: "SPECIAL FACTORS - Recommendation of Special Committee," and "SPECIAL FACTORS - Recommendation of Board of Directors."


ITEM 13. OTHER PROVISIONS IN THE TRANSACTION.

        (a)     Incorporated by reference to the following sections of the
                Proxy: "SUMMARY -
                the Annual Meeting - Dissenters' Appraisal Rights," "DISSENTERS' APPRAISAL RIGHTS," and "ANNEX C."

        (b)     Not Applicable.

        (c)     Not Applicable.

ITEM 14. FINANCIAL INFORMATION.

        (a)     Incorporated by reference to the following sections of the
                Proxy: "CERTAIN FINANCIAL INFORMATION, " and "DOCUMENTS INCORPORATED BY REFERENCE."

        (b)     Not applicable.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

        (a)-(b) Incorporated by reference to the following sections of the
                Proxy: "SPECIAL FACTORS - Source of Funds," and "SPECIAL FACTORS
                - Fees and Expenses."

ITEM 16. ADDITIONAL INFORMATION.


     Additional information concerning the Merger and the persons filing this Transaction Statement is contained in the Proxy which is incorporated by reference herein.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

        (a) Loan Agreement with Bremer Business Finance Corporation, to be filed by amendment.

        (b)     Opinion of Miller, Johnson & Kuehn, included as Annex B to the
                Proxy.


        (b)(1)  Report of John G. Kinnard & Co., Inc.

        (c)(1) Shareholder Agreement, incorporated by reference to Schedule 13D of Steven D. Riedel filed with the Commission on December 4, 1998.

        (c)(2) Agreement and Plan of Merger, dated December 18, 1998, included as Annex A to the Proxy.


        (d)     Preliminary Proxy, as revised (filed herewith).

        (e) Minnesota Dissenters' Rights Statute, included as Annex C to the Proxy.

        (f)     Not applicable.

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.


Dated: March 29, 1999.


                          ATRIX ACQUISITION CORP.

                          /s/ Steven D. Riedel
                          -----------------------------------------
                          (Signature)

                          Steven D. Riedel, Chief Executive Officer
                          -----------------------------------------
                          (Name and Title)



                          ATRIX INTERNATIONAL, INC.

                          /s/ Steven D. Riedel
                          -----------------------------------------
                          (Signature)

                          Steven D. Riedel, Chief Executive Officer
                          -----------------------------------------
                          (Name and Title)

                          /s/ Steven D. Riedel
                          -----------------------------------------
                          Steven D. Riedel, individually

                          /s/ Clifford B. Meacham
                          -----------------------------------------
                          Clifford B. Meacham, individually